EXHIBIT 21

                   HOME HEALTH CORPORATION OF AMERICA, INC.

                          SUBSIDIARIES OF THE COMPANY
                              AS OF JUNE 30, 1998

                                                        State or Jurisdiction in
                Subsidiary                                  which Incorporated
                ----------                              ------------------------
Pennsylvania Home Health Services/Philadelphia, Inc.            Pennsylvania

Pennsylvania Home Health Service/Northeast, Inc.                Pennsylvania

Pennsylvania Home Care, Inc.                                    Pennsylvania

Home Care Medical Supply and Equipment, Inc.                    Pennsylvania

Nutritional Home Health Services, Inc.                          Pennsylvania

All Care Health Services, Inc.                                  Florida

All-Care Home Health Services, Inc.                             Delaware

Home Health Corporation of America, Inc./Ft. Pierce
  Home Health Services                                          Florida

HHCD, Inc.                                                      Delaware

HHCDME, Inc.                                                    Delaware

Professional Home Health Services, Inc.                         Delaware

Home Health Corporation of America, Inc. - Tampa                Florida

Home Health Corporation of America, Inc. - Tampa
  Diagnostic Services                                           Florida

Home Health Corporation of America, Inc. - Pinellas             Florida

Home Health Corporation of America, Inc. - St. Petersburg       Florida

Home Health Corporation of America, Inc. - Tampa Nursing        Florida

                                  (continued)

EXHIBIT 21
                   HOME HEALTH CORPORATION OF AMERICA, INC.

                          SUBSIDIARIES OF THE COMPANY
                              AS OF JUNE 30, 1998
                                  (continued)

                                                        State or Jurisdiction in
                Subsidiary                                  which Incorporated
                ----------                              ------------------------
Pennsylvania Home Health Services/Suburban, Inc.                Pennsylvania

Home Health Corporation of Delaware, Inc.                       Delaware

Nahatan Drug, Inc.                                              Massachusetts

HHCA, Inc. - Delaware                                           Delaware

HHCA - Service Co.                                              Pennsylvania

Home Health Corporation of America, Inc. - Eastern Shore        Maryland

Home Health Systems, Inc.                                       Delaware

HHCA Texas Holdings, Inc.                                       Delaware

HHCA Texas GP, Inc.                                             Delaware

R.S.D. Management, Inc.                                         New Hampshire

Nursing Services Homecare, Inc.                                 Massachusetts

Nursing Services Homecare, Ltd.                                 Massachusetts

Nursing Services Staffing of N.H., Inc.                         New Hampshire

Nursing Services, Inc.                                          Massachusetts


Limited Partnerships                                   Jurisdiction of Formation
--------------------                                   -------------------------

HHCA Texas Health Services, L.P.                                Delaware

HHCA Texas Infusion Services, L.P.                              Delaware

HHCA Texas Private Nursing Services, L.P.                       Delaware

HHCA Texas Medical Equipment, L.P.                              Delaware